Filed Pursuant to Rule 497(k)

Registration No. 033-54016

GABELLI INVESTOR FUNDS, INC.

The Gabelli ABC Fund (the “Fund”)

Supplement dated September 23, 2025, to the Fund’s

Summary Prospectus (the “Summary Prospectus”) dated April 30, 2025

This supplement amends certain information in the Fund’s Summary Prospectus. Unless otherwise indicated, all other information included in the Summary Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Summary Prospectus.

Share Class Name Change

Effective September 29, 2025, Class AAA shares of the Fund will be renamed Class I shares. Accordingly, effective September 29, 2025, each instance of “Class AAA” in the Summary Prospectus is hereby deleted and replaced with “Class I.”

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE